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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        _________________________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                               September 18, 2000
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                               VIALOG CORPORATION
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               (Exact name of registrant as specified in charter)


 Massachusetts                        001-15527                  04-3305282
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(State or other                    (Commission File            (IRS Employer
 jurisdiction of                       Number)               Identification No.)
 incorporation)


                                 32 Crosby Drive
                                Bedford, MA 01730
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                    (Address of principal executive offices)


                                 (978) 975-3700
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               Registrant's telephone number, including area code
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Item 5.    Other Events
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  Vialog Corporation (the "Company") announced today that the Company has extended the expiration date of its exchange offer (the "Exchange Offer") for all of its outstanding $75,000,000 12 3/4% Series B Senior Notes due November 15, 2001 (the "Senior Notes") until 5:00 p.m., New York City time, on October 31, 2000. The Exchange Offer was previously scheduled to expire at 5:00 p.m., New York City time, on September 15, 2000. The Company also announced that its continuing discussions with several major financial institutions to arrange the financing necessary for the Exchange Offer are proceeding well and that the Company is optimistic that the necessary financing will be available prior to the October 31 expiration of the Exchange Offer. If the Company is unable to obtain the necessary financing, it will not be able to complete the Exchange Offer. Pursuant to the Exchange Offer, the Company is offering an aggregate of $58,500,000 in cash and an aggregate of 165,000 newly issued shares of a new class of convertible preferred stock, par value $0.01 per share, stated value $100.00 (the "Preferred Stock"), for all of the Company's outstanding Senior Notes. The Preferred Stock will be convertible into shares of common stock, $0.01 par value per share, of the Company. The Exchange Offer is subject to certain conditions, including: (a) the valid tender of at least 95% of the principal amount of the Senior Notes; and (b) the availability of at least $75 million of new bank financing on the effective date of the Exchange Offer.

  A copy of the Company's press release reporting the extension of the expiration date of the Exchange Offer is attached as an exhibit to this Current Report on Form 8-K.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits
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          (c)  Exhibits

               99.1  Press Release dated September 18, 2000.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 18, 2000

                                 VIALOG CORPORATION

                                 By:  /s/ Michael E. Savage
                                      ---------------------
                                    Michael E. Savage
                                    Senior Vice President and Chief
                                    Financial Officer